STANDARD WAREHOUSE LEASE AGREEMENT.         Building   Meadows XII
Atlanta Industrial / 1997                   Address   6610 Shiloh
                                                      Road East
                                             Sq. Ft.    54,798





                           LEASE AGREEMENT


THIS LEASE AGREEMENT, made and entered into by and between Meadows Industrial, LLC hereinafter referred to as "Landlord," and Radiant Systems, Inc. hereinafter referred to as "Tenant";

                        W I T N E S S E T H :

     1. PREMISES AND TERM. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord certain Premises situated within the County of Forsyth, State of Georgia, more particularly the portion of the Building described on Exhibit "D" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises and together with the buildings and other improvements situated or to be situated upon said Premises (said real property, building and improvements being hereinafter referred to as the "Premises").

     TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending sixty
(60) months thereafter; provided however, that in the event the commencement date is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the commencement date.

     A.

     B.

     The commencement date shall be the later of (i) January 15, 1998 or (ii) fourteen (14) days after the date upon which the buildings and other improvements erected and to be erected upon the Premises shall have been substantially completed, as such term is hereinafter defined, in accordance with the plans and specifications described in Exhibit "B" attached hereto and incorporated herein by reference. Landlord acknowledges and agrees that it shall use all reasonable efforts to substantially complete the Premises on or before January 1, 1998 (the "Target Completion Date"). The commencement date shall be fourteen (14) days after substantial completion, as defined herein, as to allow Tenant time to install FF&E, computer cabling, telephone systems, security systems, fire alarms, racking systems and inventory such fourteen (14) days of activity hereinafter referred to as the "Installation". However, establishing commencement two (2) weeks after substantial completion is not intended to provide free occupancy and rent will commence earlier if Tenant has substantially occupied the Premises. If Landlord has failed to substantially complete the Premises within thirty (30) days following the Target Completion Date and such failure is not the result of either (i) Tenant Delays, as hereinafter defined, or
(ii) force majeure, then, in such event Tenant shall receive one day of free rent for every day beyond this thirty (30) day grace period that substantial completion is achieved. For example, if substantial completion is achieved on February 14, 1998, then Tenant will perform the Installation and take occupancy on February 28, 1998. Due to the delayed completion rental and the Lease would commence on February 28, 1998. The term "substantially completed" and "substantial completion" shall mean completion of all construction of the Premises in accordance with the plans and specifications described on Exhibit "B", subject only to normal punch list items and completion of all offsite improvements reasonably necessary for Tenant to occupancy of operation of its business within the Premises, including, but not limited to all roadways, parking areas and utility lines. It is understood and agreed by Landlord and Tenant that in order to achieve substantial completion the only permitted incomplete or defective punch list items must be those which shall, if taken either individually or in the aggregate, do not materially or substantially interfere with Tenant's taking possession of, moving its personal property and effects into, or using and enjoying the Premises for the purposes for which it was intended. Landlord shall deliver to Tenant a final Certificate of Occupancy for the Premises upon achievement of substantial completion as evidence thereof. In the event of any dispute as to substantial completion of the work performed or required to be performed by Landlord, the certificate of Landlord's architect and Landlord's general contractor along with the Certificate of Occupancy shall be conclusive. For the purpose hereof, Tenant Delays shall include (i) Tenant's failure to agree to plans, specifications and cost estimates within such reasonable period of time as designated by Landlord, (ii) Tenant's request for materials, finishes or installation other than Landlord's standard provided Landlord informs Tenant of the estimated amount of delay which would result form such items at the time of Tenant's request therefore; (iii) Tenant requested change orders to the plans or specifications; or (iv) and interference by Tenant or Tenant's employees or agents with Landlord's prosecution of the work necessary to substantially complete the Premises. In the event Landlord shall be delayed in substantial completion of the Premises s a result of a Tenant Delay, the commencement date and the payment of rent hereunder shall be accelerated by the number of days of such Tenant

Delay; provided, however, in no event shall the commencement date occur prior to January 15, 1998. Taking of possession by Tenant shall be deemed to conclusively establish that the buildings and other improvements have been completed in accordance with the plans and specifications and the Premises are in good and satisfactory condition as of when possession was so taken subject, however, to all punch list items and possible latent defects. Tenant acknowledges that no representations as to the repair of the Premises have been made by Landlord, unless such are expressly set forth in this Lease. Following the commencement date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, which letter shall be subject only to punch list items and possible latent defects. The Premises shall be constructed by Landlord in compliance with all federal, state, county, municipal or local government laws, ordinances, regulations, rules and orders. Further, Landlord shall be fully responsible for insuring that the Premises are constructed in compliance with any applicable protective covenants. During the course of construction of the Premises, Tenant or Tenant's agents or contractors may enter upon the Premises for the purposes of inspecting and reviewing the work as may be appropriate or desirable without being deemed to have taken possession or obligated itself to pay rent but Tenant agrees that: (a) Landlord should have no liability for injury to any person or damage to any property of Tenant stored on the Leased Premises except for damages caused by the willful or negligent acts of Landlord or its employees or agents, (b) Tenant shall not materially interfere with Landlord's construction work in the Premises, (c) Tenant shall indemnify, protect and hold harmless Landlord from and against any and all claims, demands, losses, costs, expenses, liabilities and actions at law or in equity based upon any occurrence or condition arising out of or attributable to Tenant's exercise of such right, and (d) Tenant shall be solely responsible for the permitting of any such work it performs.

     2. BASE RENT AND SECURITY DEPOSIT.
     A. Tenant agrees to pay to Landlord rent for the Premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of Twenty-two thousand six hundred ninety-six and No/100 Dollars ($22,696.00) per month. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the lease period shall be prorated.

B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Twenty-two thousand six hundred ninety-six and no/100 Dollars ($22,696.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled.

     3. USE.
     A. The demised Premises shall be used only for the purpose of general office, receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant, light manufacturing and product testing and for such other lawful purposes as may be incidental thereto, and subject to any building or building complex rules and regulations. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. However, Tenant from time to time will park trucks and trailers within the delivery area and will locate a trash compactor and visually screened air compressor in the truck court. Additionally, Tenant will stripe, at Landlord's expense, a portion of the truck court as shown on Exhibit E and Tenant agrees to utilize these striped spaces on a regular basis to avoid absorbing more than their proportionate of spaces provided in front of the Building. The spaces in front of the Building that Tenant has the non-exclusive right to use are also depicted on Exhibit E. Landlord and Tenant understand and agree that Tenant will be mounting and 18" satellite dish on the roof of the southwestern corner of the Building. Any damage to roof components due to the installation or maintenance of the dish will be Tenant's responsibility. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to its particular use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which their Premises are situated or unreasonably interfere with their use of their respective Premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

     B. Tenant agrees that the point pressure resulting from Tenant's racking system, inventory, forklifts and equipment pertaining to Tenant's use of the Premises shall not exceed allowable design floor loading for floor slabs on grade. Tenant shall hold harmless Landlord from any claims, loss, liability, and expensesarising out of such damage or repair caused by Tenant's negligence or failure to comply with this paragraph.

     4. TAXES.
     A. Landlord Tenant agrees to pay before they become delinquent its proportionate share of all taxes, assessments and governmental charges of any kind and nature whatsoever
(hereinafter collectively referred to as "taxes") lawfully levied or assessed against the building and the grounds, parking areas, driveways and alleys immediately adjacent to the building.
provided however, that if the taxes paid by Landlord exceed $_____ annually, then any excess shall be paid by Tenant to Landlord, upon demand, as additional rental. In the event any such amount is not paid within twenty (20) days after the date of Landlord's invoice to Tenant, such invoice to be accompanied by a true copy of the taxbill, the unpaid amount shall bear interest at the rate of fifteen (15%) percent per annum from the date which is thirty (30) days following such invoice until payment by Tenant. Landlord reserves the right to require Tenant during each month of the lease term to pay an escrow deposit to Landlord equal to one-twelfth of its proportionate share of the estimated taxes, such estimated taxes not requiring the invoice copy mentioned above. If the Tenant's total tax escrow payments are less than Tenant's actual proportionate share of such taxes, Tenant shall pay to Landlord upon demand the tax payment shortage; if the total tax escrow payments of Tenant are more than Tenant's actual proportionate share of such taxes, Landlord shall retain such excess and credit it to Tenant's next accruing tax escrow payment.

     B. If at any time during the term of this lease, the present method of taxation shall be changed so that, in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

     C. The Landlord shall have the right to employ an unrelated third party tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Landlord shall use reasonable efforts to obtain such service on a contingency fee basis where the cost of such service is less than or equal to the amount of tax savings realized. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's proportionate share of the cost of such service as part of the expenses described in 6A.

     D. Any payment to be made pursuant to this paragraph 4 with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

     5. LANDLORD'S REPAIRS AND OBLIGATIONS. Landlord shall at its sole expense maintain only the roof, foundation, floor slab the exterior walls and the structural elements of the Building including in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, store fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. Notwithstanding anything else wherein this Lease to the contrary, Landlord shall, at its sole cost and expense, upon notice by Tenant for a period of one (1) year immediately subsequent to the commencement date, repair, replace or otherwise correct structural or other construction defects, as well as defects in any of the additional items to be constructed or installed by Landlord within the Premises in accordance with this Lease, provided, however, Landlord shall not have any obligation to correct or repair any defect or condition caused by the normal wear, misuse or negligent acts of Tenant, its agents, contractors, employees or invitees. Landlord acknowledges and agrees that such costs of Landlord shall not be passed through to Tenant under any other provision of this Lease. Tenant shall have the right to conduct any repairs itself, which Landlord has failed to complete under this one (1) year warranty following notice and reasonable opportunity to do so, with Landlord being responsible for the cost thereof.

     6. TENANT'S REPAIRS AND OBLIGATIONS.
     A. Tenant shall at its own cost and expense keep and maintain all parts of the Premises(except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all repairs, repainting, and replacements, including but not limited to, windows, glass and plate glass, doors, any office entries, interior walls and finish work, floors and floor covering, downspouts, gutters, heating and air conditioning systems, dock levelers, truck doors, dock bumpers, plumbing work and fixtures, termites and pest extermination inside the building, regular removal of trash and debris. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12A below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

     B. The cost of maintenance and repair of any common party walls (any wall, divider, partition or any other structure separating the Premises from any adjacent Premises) shall be shared equally by the Tenant and the tenant or tenants occupying the adjacent Premises, unless damage is attributable to the actions of a specific tenant in which case the responsible tenant shall bear all costs of repair. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury caused to any demising wall caused by Tenant or its employees, agents or invitees.

     C. In the event the Premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the non-exclusive right to use the parking areas designated on Exhibit E as the Tenant parking area, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties.

     D. Landlord shall maintain the grounds, regularly performing the mowing of any grass, trimming, weed removal, general landscape maintenance, common sewage line plumbing, common exterior lighting (if applicable), common dumpster removal (if applicable) and other exterior maintenance obligations of the building, including but not limited to painting, the maintenance, and repair of the parking areas, driveways, alleys and maintenance of the whole of the Premises in a clean and sanitary condition, and may provide all or any part of Tenant's repairs and obligations under subparagraph 6A above. Notwithstanding the foregoing, in no event shall any such common area maintenance costs include capital expense items. and At Tenant's request, which will not occur more frequently than annually, Landlord will competitively bid the landscape maintenance portion of this work between no fewer than two (2) qualified contractors. Tenant shall, pay monthly as additional rent due under subparagraph 2A for its proportionate share of the cost and expense, including reasonable overhead not to exceed seven percent (7%) of actual costs and reserves for items described in this paragraph 6; provided however that Landlord shall have the right to require Tenant to pay such other reasonable proportions of said repairs and obligations as may be determined by Landlord and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, shall pay the entire cost thereof, upon demand, as additional rent. If, for any calendar year during which the Lease is in effect, Tenant's total monthly payments made pursuant to this subparagraph are less than Tenant's actual proportionate share of such repair obligations, Tenant shall pay to Landlord upon demand the payment shortage. If the total monthly payments are more than Tenant's actual proportionate share of such repairs and obligations, Landlord shall retain such excess and credit it to Tenant's next accruing monthly payment for such repairs and obligations.

     E.

     F. Tenant shall, at its own cost and expense, enter into a semi-annual scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The maintenance contractor and the contract must be approved by Landlord. Landlord may, at its option, enter into such maintenance agreement provided it is competitively priced and Tenant will pay to Landlord, as additional rent, for the cost of such contract. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to the Landlord) within thirty (30) days of the date Tenant takes possession of the Premises.

     7. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In the event Landlord consents to the making of any such alterations, additions or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, ordinances and regulations, and all requirements of Landlord's and Tenant's insurance policies and only in accordance with plans and specifications approved by Landlord; and any contractor or person selected by Tenant to make the same and all subcontractors must first be approved in writing by Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition by the date of termination of this lease or upon earlier vacating of the Premises; provided, however, that if Landlord so elects prior to termination of this lease or upon earlier vacating of the Premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the Premises and shall be delivered up to the Landlord with the Premises. Notwithstanding the foregoing sentence, all shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the Premises if required by Landlord. Upon any such removal Tenant shall restore the Premises to their original condition (normal wear and tear excepted). All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the building and other improvements situated on the Premises.

     8. SIGNS. Tenant agrees to conform to Landlord's signage program for the building; however, except as expressly provided for below all costs and expenses for the sign, sign installation, removal and repair shall be paid by Tenant. Tenant shall have the right to install standard signs upon the Premises only where first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all signs prior to the termination of this lease. Such installations and removals shall be made in such a manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by installation and/or removal. Tenant shall have the right at its sole cost and expense within Landlord's standards, to place signage on the exterior of the Demised Premises. On this, the exact location and size of the signage, as well as a basic conceptual plan therefor, should be approved by Landlord prior to Lease execution. Landlord's signage standards include placing Tenant's company name in a standard type face on a 5 foot high and 10 foot wide monument in front of the Building at Landlord's expense and placing Tenant's company name, in Tenant's logo typeface if desired on the glass store front at the entry to Tenant's space, at Tenant's expense.

     9. INSPECTION AND RIGHT OF ENTRY. Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any time in the event of an emergency and to enter and inspect the Premises at any reasonable time during business hours with reasonable prior notification, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours with reasonable prior notification for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available. Tenant shall give written notice to Landlord at least ten (10) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be, absent manifest error, conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     10. UTILITIES. Landlord agrees to provide at its cost water, electricity and gas (when applicable) service connections into the Premises in accordance with the specifications, if any, attached hereto. Tenant's interior build-out will include telephone and computer conduit. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and any maintenance charges for utilities, and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other Premises. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises. Unless and except under circumstances where such interruption arises as a result of the gross negligence or willful misconduct of Landlord or those for whom Landlord is responsible at law.

     11. ASSIGNMENT AND SUBLETTING.
     A. Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise, this lease or any interest herein, sublet the Premises or any portion thereof, or suffer any other person to occupy or the use of the Premises or any portion thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed as provided herein, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety (90) days after the date of Tenant's notice) to sublet the Premises or any portion thereof for any part of the term thereof; and in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within ten (10) days after receipt of Tenant's notice, to terminate this lease as to the portion of the Premises described in Tenant's notice and such notice shall, if given, terminate this lease with respect to the portion of the Premises therein described as of the date stated in Tenant's notice. However, if Landlord chooses to exercise such right of termination, Tenant may, within ten (10) days of Landlord's decision, rescind the request to sublease. Said notice by Tenant shall state the name and address of the proposed subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice. If said notice shall specify all of the Premises and Landlord shall give said termination notice with respect thereto, this lease shall terminate on the date stated in Tenant's notice. If Landlord, upon receiving said notice by Tenant, with respect to any of the Premises, shall not exercise its right to terminate, Landlord will not unreasonably withhold its consent to Tenant's subletting the Premises specified in said notice. Tenant shall, at Tenant's sole cost and expense, discharge in full any outstanding commission obligation which may be due and owing as a result of any proposed assignment or subletting. Notwithstanding the foregoing, Tenant shall have the right, without Landlord's consent, to sublet the leased Premises or any part thereof, or assign this Lease to any of Tenant's parent, subsidiaries or affiliated companies; provided, however, as a condition to any such subletting or assignment (i) both Tenant and the proposed subtenant or, if applicable, assignee shall be solvent at the time of each such subletting and/or assignment; (ii) Tenant shall provide Landlord at least ten (10) business days prior written notice of each such subletting and/or assignment; and (iii) no such subletting and/or assignment shall release Tenant from Tenant's primary liability under this Lease.

     B. Any subletting hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this lease. As a condition to Landlord's prior written consent as provided for in subparagraph 11A above, the subtenant or subtenants shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease and an agreement of said compliance by each sublessee.

     C. Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this lease which does not comply with the provision of this paragraph 11 shall be null and void.

     12. FIRE AND CASUALTY DAMAGE.
     A. Landlord agrees to maintain insurance covering the building of which the Premises are a part in an amount not less than one hundred percent (100%) of the replacement cost thereof, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the Premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12C, 12D and 12E below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant shall pay, as additional rental on a 1/12 per month basis, Tenant's proportionate share of the full cost of maintaining such insurance. Upon Tenant's request, Landlord shall provide a copy of Landlord's insurance carrier's estimate of insurance for the year. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, Landlord's cost of maintaining such insurance shall exceed Landlord's cost of maintaining such insurance for the first full lease year of the term hereof, Tenant agrees to pay to Landlord, as additional rental, the amount of such excess (or in the event the Premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share of such excess). Said payment shall be made to Landlord within thirty (30) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph 12A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year.

     B. If any increase in the fire and extended coverage insurance premiums paid by Landlord or other Tenants for the building in which Tenant occupies space is caused by Tenant's use and occupancy of the Premises, or if Tenant vacates the Premises and causes an increase in such premiums, then Tenant shall pay as additional rental the amount of such increase to Landlord.

     C. If the buildings situated upon the Premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     D. If the buildings situated upon the Premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     E. If the buildings situated upon the Premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12A above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant and except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of the lease exclusive of any option which is unexercised at the time of such damage. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair or reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination of Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

     F. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate. However, in the event that a casualty occurs resulting in property damage of less than $500,000.00 and Tenant's occupancy of the Premises is not affected in any way, this right by Landlord to terminate the Lease will not be effective.

     G. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefore, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but it shall not be obligated to do so.

     13. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises, or caused by the buildings and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of or relating to any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the Premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: Tenant's operations in and maintenance and use of the Premises; and Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $500,000 per occurrence in respect to injury to persons (including death), and in the amount of not less than $100,000 per occurrence in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies or certificates of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to landlord before such policy may be canceled or changed to reduce insurance provided thereby.

      14. CONDEMNATION.
     A. If the whole or any substantial part of the Premises (or reasonable access or a material portion of the parking area at the Premises) should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said Premises shall occur.

     B. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in subparagraph 14A above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Premises, buildings or other improvements, or any part thereof, shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and improvements if a separate award for such items is made to Tenant.

     15. HOLDING OVER. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than thirty (30) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one half (1 1/2) the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this paragraph 15 shall not be construed as consent for Tenant to hold over.

        16. QUIET ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

     17. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:

     A. Tenant shall fail to pay any installment of rent herein reserved when and as same becomes due and payable, and such failure shall continue for five (5) days after written notice of such default is provided by Landlord to Tenant regarding same, provided that Landlord shall only be required to give such notice and opportunity to cure twice within any consecutive twelve (12) month period and upon any subsequent failure to timely pay such sums within twelve (12) month period, no notice or opportunity to cure shall be required to be given to Tenant.
     B. Tenant shall vacate all or a substantial portion of the Premises or fail to continuously operate its business at the Premises for the permitted use set forth in paragraph 3 whether or not Tenant is in default of the rental payments due under this lease; or

     C. Tenant shall fail to discharge any lien placed upon the Premises in violation of paragraph 22 hereof within twenty (20) days after Tenant receives notice that any such lien or encumbrance is filed against the Premises, or

     D. Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this paragraph 17), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant, provided, however, that with respect to any such default which cannot by its nature reasonably be cured within twenty (20) days, Tenant shall have such additional time to complete such cure as is reasonably necessary under the circumstances provided in no event shall such period extend beyond ninety (90) days and further provided that it commences its efforts to cure such default within such twenty
(20) day period, and thereafter diligently prosecutes same until completion.

     E. Default by any guarantor of this Lease of the terms of its guaranty, or the bankruptcy or insolvency of any guarantor.

     18. REMEDIES.
     A. Upon each occurrence of any event of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand;
(1) Terminate this lease; and/or
(2) Enter upon and take possession of the Premises with or without terminating this lease; and/or
(3) Alter all locks and other security devices at the Premises with or without terminating this lease, and pursue, at Landlord's option, one or more remedies pursuant to this lease, Tenant hereby specifically waiving any state or federal law to the contrary; and in any such event Tenant immediately shall surrender its Premises to Landlord, and if Tenant fails to do so, Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Premises or any part thereof by force if necessary, without being liable for prosecution or any claim of damages therefor.

     B. In the event Tenant fails to pay any installment of rent hereunder on or before five (5) days after such installment is due, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord on demand a late charge in an amount equal to five (5%) percent of such installment; and the failure to pay such amount within five
(5) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     C. Exercise by Landlord of any one or more remedies hereunder granted or otherwise shall not be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal of the property of Tenant pursuant to 18I or others at the Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default, to such actions . All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable for trespass or otherwise.

     D. In the event Landlord elects to terminate the lease by reason of an event of default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the greater of (i) the total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in paragraph 1), or (ii) the then present value of the then fair rental value of the Premises for such period.

     E. In the event that Landlord elects to repossess the Premises without terminating the lease, or in the event Landlord elects to terminate the lease, then Tenant, at Landlord's option, shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in paragraph 1 diminished by any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 18F below). In no event shall Tenant be entitled to any excess of any rental obtained by letting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the lease term.

     F. In case of any event of default or breach by Tenant, or threatened or anticipatory breach of default, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, broker's fees incurred by Landlord in connection with reletting the whole or any part of the Premises; the costs of removing and storing Tenant's or the occupant's property; the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees.

     G. In the event of termination or repossession of the Premises for an event of default, Landlord shall not have any obligation to relet or to attempt to relet the Premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the Premises for any period to any tenant and for any use and purpose.

     H. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees to pay Landlord upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action.

     I. In the event that Landlord shall have taken possession of the Premises pursuant to the authority herein granted, Landlord shall also have the right to remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any Premises within the County in which the Premises is located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature(s) thereon and without the necessity of Landlord making any investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The right of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

     19.



     20. MORTGAGES.
     A. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon, provided however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Landlord shall, as soon as practicable after the full execution of this Lease, deliver to Tenant a Non-Disturbance, Subordination and Attornment Agreement mutually acceptable to Tenant and

Landlord's lender. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage. All mortgages or deeds of trust referred to in this subparagraph 20A refer to first mortgages or deeds of trust only.

     B. Tenant agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor entitled to the property, for accountability for any security deposit required by the Landlord hereunder, unless said sums have been received by said mortgagee as security for Tenant's performance of this lease.

     21. LANDLORD'S DEFAULT. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 20 hereof or in the payment of taxes or any other items which might become a lien upon the Premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 21 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

     22. MECHANICS LIEN AND OTHER TAXES. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interests of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this lease. Tenant agrees to give Landlord immediate written notice if any lien or encumbrance is placed on the Premises.

     23. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

     A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address within the Continental United States as Landlord may specify from time to time by written notice delivered in accordance herewith.
Tenant's obligations to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

     B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

     C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not five (5) days after being deposited in the United States Mail, or when received whichever is earlier, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

LANDLORD:                        TENANT:
After Commencement               Before Commencement
Meadows Industrial, LLC          Radiant Systems, Inc.
                                 1000 Alderman Drive

300 Galleria Parkway, Suite 600  Attn:  VP Operations
                                 Suite A

Atlanta, Georgia  30339          6610 Shiloh
Road East, Suite A  Alpharetta, GA  30005

Attn:  John Decker                Alpharetta, GA  30005


If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     24. HAZARDOUS MATERIALS
     A. For purposes of this section, "Hazardous Materials" shall include all solid, liquid or gaseous materials defined or regulated as wastes under any federal statute or regulation or any state or local law, regulation or ordinance and shall further include all other substances defined or regulated as pollutants or as hazardous, toxic, infectious, or radioactive substances under any federal statute or regulation or any state or local law, regulation or ordinance, all as amended from time to time.

     B. Tenant shall not cause or permit any Hazardous Materials to be used, generated, stored or disposed of on, under or about, or transported to or from the Premises (collectively, "Hazardous Materials Activities") except in compliance with all applicable federal, state, and local laws, regulations, ordinances and orders governing such Hazardous Materials or Hazardous Materials Activities, which compliance shall be at Tenant's sole cost and expense. Additionally, Tenant shall not cause or permit any Hazardous Materials to be disposed of on, under or about the Premises without the express prior written consent of the Landlord, which may be withheld for any reason and may be revoked at any time.

     C. Landlord shall not be liable to Tenant or to any other party for any Hazardous Materials Activities conducted or permitted on, under or about the Premises by Tenant or by Tenant's employees, agents, contractors, licensees or invitees, and Tenant shall indemnify, defend and hold Landlord harmless from any claims, damages, fines, penalties, losses, judgments, costs and liabilities arising out of or related to any Hazardous Materials Activities conducted or permitted on, under or about the Premises by Tenant or by Tenant's employees, agents, contractors, Licensees or invitees, regardless of whether Landlord shall have consented to, approved of, participated in or had notice of such Hazardous Materials Activities. The provisions of this paragraph shall survive the expiration or termination of this lease.

     D. At the expiration or earlier termination of this lease, Tenant shall remove from the Premises, at Tenant's sole expense, all Hazardous Materials located, stored and disposed of on, under or about the Premises. Tenant shall close, remove or otherwise render safe any buildings, tanks, containers or other facilities related to the Hazardous Materials Activities conducted or permitted on the Premises in the manner required by all applicable laws, regulations, ordinances or orders.

     E. Landlord represents that it has not stored or disposed of any Hazardous Materials on or about the Premises and has no knowledge of any existing violations of environmental laws, rules or regulations with respect to the building or any common areas associated therewith. Landlord will be obligated to remedy any environmental problems associated with the Premises, which are not caused by Tenant, to the extent same adversely affect Tenant's business operations.

     25. INSOLVENCY OR BANKRUPTCY. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall at Landlord's option constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

      26. LANDLORD'S LIABILITY. Any liability of Landlord hereunder shall be enforceable only out of the Building or Property and in no event out of the separate assets of any constituent partner of Landlord. No holder or beneficiary of any mortgage or deed of trust on any part of the Property shall have any liability to Tenant hereunder for any default of Landlord.

     27. MISCELLANEOUS.
     A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. In the event the Premises constitutes a portion of a multiple occupancy building or building complex, Tenant's "proportionate share", as used in this lease, shall mean a fraction, the numerator of which is the space contained in the Premises and the denominator of which is the entire space contained in the building or building complex.

     C. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

     D. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way effect the interpretation of this lease.

     E. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee an estoppel certificate stating to the extent true that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

     F. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of the parties hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excepted. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph 27G.

     H. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     I. Because the Premises are on the open market and are presently being shown, this lease shall be treated as an offer with the Premises being subject to prior lease and such offers subject to withdrawal or non-acceptance by Landlord or to other use of the Premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

     J. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

     K. Time is of the essence of this lease and all of its provisions. This lease in all respects shall be governed by the laws of the State of Georgia.

     L. Tenant shall not be permitted to install drapes, curtains, blinds or any window treatment without Landlord's prior written approval.

     M. The duties and obligations of Tenant herein shall be binding upon all or any of them. The duties and obligations of Tenant shall run and extend not only to the benefit of the Landlord, as named herein, but to the following, at the option of the following or any of them: (i) any person by, through or under which Landlord derives the right to lease the Premises;
(ii) the owner of the Premises; and (iii) holders of mortgage or rent assignment interests in the Premises, as their respective interests may appear; provided, however, nothing contained herein shall be construed to obligate Tenant to pay rent to any person other than the Landlord until such time as Tenant has been given written notice of either an exercise of a rent assignment or the succession of some other party to the interests of Landlord.

N. Except in the case of sublet and assignment and as Except as otherwise specifically provided for herein to the contrary, where the consent, approval or acceptance of a party is required, the party agrees that such consent, approval or acceptance shall not be unreasonably withheld, conditioned or delayed.

O. Landlord and Tenant each represent and warrant to the other that it has not dealt with any broker, agent, commissioned salesperson other than CARTER & Associates in the negotiations for and procurement of this Lease and that no commissions, fees or compensation of any kind are due and payable in connection herewith to any broker, agent, commissioned salesperson or other person other than CARTER & Associates as the result of such dealings. Landlord acknowledges and agrees it is solely liable for payment of all commissions to CARTER & Associates. Landlord and Tenant each hereby agree to indemnify the other and hold the other harmless from and against any and all claims, suits or judgements incurred as the result of the foregoing representations and warranties being untrue.

P. Notwithstanding any indemnity granted herein and not withstanding any other term or provision of this Lease to the contrary. Landlord and Tenant hereby both release the other and their respective employees, agents and invitees from and waive any claims either may have against the other and their employees, agents, servants or invitees for any loss or damage to the building, Premises or contents of the foregoing caused by any of the perils required to be insured against under fire and extended coverage insurance policies under this Lease with "all risks" endorsement, to the extent of the greater of the limits of insurance actually being carried or required to be carried by this Lease, whether such damage or loss is caused by the negligence either of them or their respective employees, agents, servants or invitees. The foregoing mutual release and waiver of subrogation shall apply whether or not insurance on the building, Premises other improvements or contents was in force at the time of the loss or damage. Moreover, each party agrees to take all actions necessary to make the foregoing release effective and binding upon their respective insurance carriers so that such carriers specifically waive any right of subrogation that the carriers might otherwise have against the other party and/or their respective employees, agents, servants or invitees.

     28. ADDITIONAL PROVISIONS. See Additional Provisions, Paragraphs 29 thru 31, attached hereto and made a part hereof as if fully incorporated herein and when in conflict with the printed portion of this lease, said Additional Provisions shall prevail.



EXECUTED BY LANDLORD, this     day of             , 1997.
                              MEADOWS Industrial, LLC




                              By:  John R. Decker

Attest / Witness:                       Its: Managing Member

Title:


EXECUTED BY TENANT, this            day of             , 1997.


                               Radiant Systems, Inc.




                              By:

Attest / Witness:                       Its:



Title:

ADDITIONAL PROVISIONS


29. The Base Monthly Rental provided for in paragraph 2A of this Lease shall be increased on every anniversary of the commencement by three percent (3%) of the monthly rental due for the month immediately preceding such anniversary, so as to generate a monthly rental schedule as follows:

          Year 1         $22,696.00 per month or $4.97 per s.f.
          Year 2         $23,376.00 per month or $5.12 per s.f.
          Year 3         $24,078.00 per month or $5.27 per s.f.
          Year 4         $24,800.00 per month or $5.43 per s.f.
          Year 5         $25,544.00 per month or $5.59 per s.f.

Such monthly amounts are exclusive of Tenant's obligation to pay its proportionate share of taxes, insurance and maintenance provided for in paragraphs 4A, 12A and 6 respectively.

30. Landlord grants to Tenant two (2) consecutive options to extend this Lease for a period of up to five (5) years each; but in no case less than one year each. Such extensions will be exercised individually and will require nine (9) months written notice from Tenant to Landlord prior to the expiration of the existing term and the full execution of a document to effect the extension occurring eight (8) months prior to the expiration of the existing term. The extensions shall be in accordance with the same terms and conditions of this Lease except that the monthly rental shall be increased by four percent (4%) of the final month of the existing term to establish the monthly rent for the first month of the extension. During the term of any extension, the monthly rental will be increased by three percent (3%) on every anniversary of the extension commencement date. For example, if Tenant chooses to exercise two (2) consecutive extensions of three (3) years each, the monthly rental schedule would be as follows:

               Year 6         $26,566.00 or $5.82 per s.f.
               Year 7         $27,363.00 or $5.99 per s.f.
               Year 8         $28,184.00 or $6.17 per s.f.
               Year 9         $29,311.00 or $6.42 per s.f.
               Year 10        $30,190.00 or $6.61 per s.f.
               Year11         $31,096.00 or $6.81 per s.f.

31. Landlord grants to Tenant, during the initial term or any extension thereof, a first right hereinafter ("FRTL Right") to lease any available, unencumbered bay or bays immediately adjacent to Tenant's Premises, hereinafter referred to as ("FRTL
Space").

a) In order to preserve Tenant's FRTL Right, anytime Landlord receives a written offer from a bonafide third party hereinafter ("TPO") to lease the FRTL Space, Landlord must offer the FRTL Space to Tenant for lease under the same terms and conditions contained in the TPO before leasing the FRTL Space to the third party.

b) At Tenant's request, Landlord will provide to Tenant a copy of the TPO and Tenant will have five (5) business days from receipt of Landlord's offer to lease the FRTL Space in accordance with the terms of the TPO.

c) In the event Tenant declines to exercise its FRTL Right, Landlord shall lease the FRTL Space to the third party and when the FRTL Space becomes available and an encumbered, Tenant's FRTL Right will continue to exist and provisions 31a and 31b will apply.

                             EXHIBIT "A"

                          LEGAL DESCRIPTION

                             EXHIBIT "B"

                        IMPROVEMENT AGREEMENT



Added to and made a part of this Lease Agreement is Landlord's obligation to install the improvements described in this Exhibit
"B" and Exhibit "B-1" in a diligent and workmanlike manner at no cost to Tenant.

1. Landlord will construct at its sole cost and expense except as otherwise provided herein the office and warehouse portions of the Premises in accordance with the Smith-Cave drawing Job No. 9574.23 labeled I-1 and dated November 5, 1997 hereby incorporated by reference as a part of this Lease. Landlord will adhere to all details and notes on the drawing and will produce the office finish in accordance with the standard specifications in Exhibit "B-1". However, Landlord will install deep-cell parabolic 2x4 light fixtures in lieu of acrylic lens fixtures in the office area.

2. Landlord's obligation to construct Tenant's interiors shall include providing the following electrical service:

Warehouse Area
* J-Box mounted on cord with two (2) 20-amp
  120-volt circuit                                         1 EA
* J-Box with one (1) 20-amp 120-volt circuit               1 EA
* J-Box with two (2) 20-amp 120 volt circuits              3 EA
* J-Box with three (3) 20-amp 120 volt circuits            2 EA
* J-Box with four (4) 20-amp 120 volt circuits             3 EA
* Quad receptacle                                         10 EA
* 600-amp 3-phase 4-wire 277/480 volt disconnect           1 EA
* 600-amp 3-phase 4-wire 277/480 volt MLO panel            1 EA
* 600-amp 3-phase 4-wire feeder                           10 FT
* 100-amp 3-phase 3-wire feeder                           10 FT
* 75 KVA transformer 480 volt to 120/208 volt on top
  of main electrical room                                  1 EA
* 200-amp 3-phase 4-wire 220/380 volt MCB panel            1 EA
* 200-amp 3-phase 4-wire feeder                          120 FT
* 112-1/2 KVA transformer 480 to 120/208 volt
  mounted at bar joist for Item #1                         1 EA
* 300-amp 3-phase 4-wire 120/208 volt MCB panel            1 EA
* 300-amp 3-phase 4-wire feeder                           30 FT
* 100-amp 3-phase 3-wire feeder                          120 FT
* 75 KVA transformer 480 volt to 120/208 volt
  mounted at bar joist for Item #1                         1 EA
* 200-amp 3-phase 4-wire 120/208 volt MCB panel            1 EA
* 200-amp 3-phase 4-wire feeder                           30 FT
* Electrical Engineering                                   1 LS

Office Area
* 2'x4' lay-in parabolic light fixtures                  188 EA
* 100 watt shower down light fixture                       2 EA
* Dual head emergency light with battery backup           10 EA
* Exit light with battery backup                          10 EA
* Single-pole switch                                      20 EA
* Three way switch                                         6 EA

* Duplex receptacle                                       32 EA
* GFI duplex receptacle                                    2 EA
* Dedicated GFI duplex receptacle                          2 EA
* Dedicated duplex receptacle                              8 EA
* Wall J-box with one (1) 20 amp 120 volt circuit          6 EA
* Ceiling J-box with two (2) 20 amp 120 volt circuits      2 EA
* Wall or ceiling J-box with three (3) 20 amp 120 volt
  circuits                                                 7 EA
* Telephone/Data box with pull string                     24 EA
* Waterproof GFI duplex receptacles                       10 EA
Connect ceiling exhaust fan                                2 EA
Connect water heater                                       1 EA
Provide service to air conditioning                   47-1/2 TN
Provide and install the following in the Warehouse:
* 400 watt MH Hi Bay fixture                              64 EA
* 400 watt MH Hi Bay fixture with Quartz Restrike         10 EA
* Exit/Emergency combination                               6 EA
* Dual head emergency light with battery backup            6 EA
* Three way switch                                         2 EA
* Waterproof GFI duplex receptacles                        7 EA
Provide service to air conditioning                   76-1/2 TN

Service
* 600-amp, 3-phase, 4-wire, 277/480-volt disconnect        1 EA
* 600-amp, 3-phase, 4-wire, 277/480-volt MLO panel         1 EA
* 600-amp, 3-phase, 4-wire PVC conduit & aluminum feeder 180 FT
* 200-amp, 3-phase, 4-wire, 277/480-volt MLO panel         1 EA
* 200-amp, 3-phase, 4-wire feeder PVC & aluminum          10 FT
* 75 KVA transformer 480 volt to 120/208 volt              1 EA
* 200-amp, 3-phase, 4-wire 220/380 bolt MCB panel 2
  section                                                  1 EA
* 200-amp, 3-phase, 4-wire flexible conduit and copper
  wire feeder                                             10 FT

3. The following improvements to the Premises shall be made at Tenant's sole cost and expense and such expense, a total of $53,049 shall be paid by Tenant when Tenant executes and delivers this Lease to Landlord:

Provide plugmold with seventy-five (75) 20-amp 120 volt circuits
at tenant provided roller conveyors                 ADD $12,600

Provide service upgrade at roller conveyor area for future expansion for twenty-four additional conveyor racks as follows:

* 150-amp 3-phase 3-wire feeder                          120 FT
* 112-1/2 KVA transformer 480 to 120/208 volt mounted
at bar joist for Item #1                                   1 EA
* 300-amp 3-phase 4-wire 120/208 volt MCB panel 2-section  2 EA
* Omit 300-amp 3-phase 4-wire 120/208 volt MCB panel      (1 EA)
* 300-amp 3-phase 4-wire feeder                           50 FT
* Omit 100-amp 3-phase 3-wire feeder                    (120 FT)
* Omit 75 KVA transformer 480 volt to 120/208 volt mounted
  at bar joist for Item #1                                (1 EA)
* Omit 200-amp 3-phase 4-wire 120/208 volt MCB panel      (1 EA)
* Omit 200-amp 3-phase 4-wire feeder                     (30 FT)

                                                      ADD $3,908

Provide plugmold with twenty-four 20-amp 120-volt circuits at
tenant provided roller conveyors                      ADD $4,426

Provide 2,400 additional square feet of open plan office space of $15.00 per square foot.
                                                       ADD$27,762

Provide one (1) additional mechanical pit type dock leveler with dock light.
                                                      ADD $4,353

                            EXHIBIT "B-1"

                       STANDARD SPECIFICATIONS

PARTITIONS

Demising Partitions:     One-hour rated office/warehouse partition:
                         6" metal studs to structure with 1/2" type
                         "X" fire code drywall each side and 3-1/2"
                         SAB in cavity (test number: UL Des U.448).
                         Note:     Furnish and install 6", 25 gauge
                                   metal studs at 16" o.c. to limiting
                                   height of 20'-0".

                                   Furnish and install 6", 20 gauge
                                   metal studs at 24" o.c. to limiting
                                   height of 25'3".

                                   Furnish and install 6", 20 gauge
                                   metal studs at 16" o.c. to limiting
                                   height of 32'11".

Interior Partitions:     3-5/8", 25 gauge metal studs at 24" O.C.,
                         with 1/2" GWB each side - slab to ceiling grid.

Warehouse Partitions:    If office is over 25% of total lease, office
                         warehouse is to be one-hour rated.

                         Non-rated office/warehouse partition: 3-5/8" metal studs to structure with 1/2" GWB and 3-1/2" SAB to 1'0" above finished ceiling at office side and 1/2" GWB to structure at warehouse side.
DOORS

Tenant Entry Door:       3'-0"W x 7'-0"H glass storefront door

Tenant Interior Door:    3'-0"W x 7'-0"H flush solid core stain grade
                         birch veneer in hollow metal frame.

Bifold Door:             6'-8"H stain grade flush birch veneer.

Hardware:                PDQ ST-Plantation Design:
                              126 passage set
                              176 privacy set
                              182 lockset

Closers:                 LCN painted silver

Door Stops:              Floor stops:  Quality #331ES

CEILINGS

Grid:                    2' x 4' x 15/16" white Donn grid

Acoustical Tile:         Armstrong 2' x 4' x 5/8" Cortega minaboard
                         flat fissured

Ceiling Height:          9'-0"

LIGHTING/ELECTRICAL

Light Fixtures:          Lithonia 2 GT - 440 2' x 4' 4-lamp with
                         acrylic lens

Emergency Egress         Lithonia #6 ELM or combination
Lighting:                unit: Lithonia #H2MSW1R

Exit Signs:              Lithonia #MSW3 REL.

Audio/Visual Strobes:

HVAC

Diffusers:               2' x 2' perf. face

Return Air:              2' x 2' perf. face

Exhaust Fans:

Thermostats:

SPRINKLERS

Type:                    Exposed chrome

FINISHES

Carpet:                  26 oz level loop or 30 oz cut pile; 22 oz.
                         textured level loop

Base:                    Roppe; 4"h rubber cove

Vinyl Composition Tile:  Tarkett; Expressions

Door Trim Paint:         Alkyd base semi-gloss Duron or equal

                             EXHIBIT "C"

                         ESTOPPEL CERTIFIATE

Landlord: ________________________________

Tenant:   ________________________________

Premises: ________________________________

Area:     _______________________________ Sq. Ft.      Lease
Date: _____________________

     The undersigned Tenant under the above-referenced lease (the
"Lease") hereby ratifies the Lease and certifies to ________________ ("Landlord") as owner of the real property of which the premises demised under the Lease (the "Premises") is a party, as follows:

     1.   That the term of the Lease commenced on
________________, 19_____ and the Tenant is in full and complete possession of the Premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by Landlord and having been accepted by Tenant.

     2. That the Lease calls for base monthly rent installments of $_______________ which commenced to accrue on the __________ day of ___________________, 19____.

     3. That additional rent based upon the annual operating charges for the Building, as defined in the Lease, is payable by Tenant. Tenant is currently paying $_____________ monthly as an estimated amount for this additional rent. Tenant asserts no right to audit or contest annual operating charges paid by Tenant for _________ and all prior years.

     4. That no advance rental or other payment has been made in connection with the Lease, except rental for the current month. There is no "free rent" or other concession under the remaining term of the Lease, and the rent has been paid to and including ___________, 19_____.

     5. That a security deposit in the amount of $__________________ is being held by Landlord, which amount is not subject to any set-off or reduction or to any increase for interest or other credit due to Tenant.

     6. That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including all construction work in the Premises.

     7. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of Landlord or the Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said Lease has: (Initial one)

     ( ) not been amended, modified, supplemented, extended, renewed or assigned.

     (  ) been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:
          ____________________________________________
          ____________________________________________
          ____________________________________________
          ____________________________________________

     8. That the Lease provides for a primary term of ________ months; the term of the Lease expires on the _______ day of _____________, 19_____; and that (Initial one)

     ( ) neither the Lease nor any of the documents listed in Paragraph 7 (if any) contain an option for any additional term or terms.

     (  ) the Lease and/or the documents listed under Paragraph 7, above, contain an option for _____________ additional
          term(s) of ____________ year(s) and ___________ month(s)
          (each) at a rent to be determined as follows:
          ____________________________________________
          ____________________________________________

     9. That, to the best of Tenant's knowledge, there is no apparent or likely contamination of the real property or the Premises by Hazardous material, and Tenant does not use, nor has Tenant disposed of, hazardous materials in violation of environmental laws on the real property or the Premises.

     10. That there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

     11. That this certification is made knowing that Landlord is relying upon the representation herein made.

                              Tenant:


                              _____________________________________

Dated:  ________________      By:  ____________________
                              Typed Name:
                              Title:  ____________________

                             EXHIBIT "D"

                             FLOOR PLAN